Exhibit 10.4

Unofficial English Translation

Industrial Product Purchase Contract

Seller: Harbin Hai Heng Chemical Distribution Co., Ltd. Buyer: Pacific Dragon Fertilizer Co., Ltd.	Contract No. 090003 Signing Location: Harbin Signing Date: December 5, 2008

Article 1
Products, Numbers, Prices and Delivery (Obtaining) Time:
Product	License No. Trademark	Specs Type	Production Company	Unit of Measurement	Number	Price/ Unit	Amount	Delivery (Obtaining) Time and Number
								Total
Humic Acid				Ton	10855	4000	43,420,000.00

Total Amount: RMB Forty-three million, four hundred and twenty thousand

Article 2
Standards of the Quality: National standard

Article 3
Periods and Conditions for Sellers to Be Responsible for Quality Standards: Three months.

Article 4
Standards of Packages, Supplies and Recycling of Packing Materials: None

Article 5
Necessary Items and Accessories to Products, Numbers of Tools and Supply Methods: None

Article 6
Standards and Calculations of Reasonable Losses: 1%

Article 7
The ownership of the product is transferred when it is out of the seller’s hands; however, if the buyer breaches its obligation of the payment, the ownership of the product shall belong to the seller.

Article 8
Methods and Locations of Delivery (Obtaining) of Products: Deliver the product to the location designated by the buyer.

Article 9
Methods, Arrival Stations (Harbors) and Expenses of Transportation: The seller is responsible for all of the matters.

Article 10
Standards, Methods, Locations and Periods of Inspections: It is deemed qualified if no comments raised after seven days upon the arrival of the product.

Article 11
Installations and Adjustments of Whole Set of Equipments: None

Article 12
Methods, Time and Locations of Payments: Prepay 40% of the total amount. The rest of the payment is paid off upon the arrival of the product.

Article 13
Guarantees (or a separate guarantee agreement): None

Article 14
Conditions of Cancellation of Contract: Negotiated by both parties.

Article 15
Breaches: The breaching parties shall be liable for losses.

Article 16
Dispute Resolutions: Any dispute arising from and in connection with the contract may be negotiated by both parties, or mediated by the local administration of industry and commerce. In the event that an agreement cannot be reached, the dispute shall be resolved according to (2) of the followings:
(1) Submit to Arbitration Commission.
(2) File a law suit to the People’s Court.

Article 17
The contract becomes effective from December 5, 2008.

Article 18
Other matters: To be discussed.

Seller Name: Harbin Hai Heng Chemical Distribution Co., Ltd. Address: /s/ Legal Representative: ID No. Entrusted Person: Phone: Deposit Bank: Account No.: Zip Code:	Buyer Name: Pacific Dragon Fertilizer Co., Ltd. Address: /s/ Chen Xiujuan Legal Representative: Chen Xiujuan ID No. Entrusted Person: Phone: Deposit Bank: Account No.: Zip Code:	Certified Opinion Certified Agency: Clerk:
Effective Date: from December 5, 2008 to December 5, 2010

The sample contract is supervised and printed by Heilongjiang Administration of Industry and Commerce